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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 1, 1997



                            FIRST COMMONWEALTH, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-27064                    75-2154228
       --------                       -------                    ----------
(State of incorporation             (Commission               (I.R.S. Employer
   or organization)                 File Number              Identification No.)



             444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL   60610
             ------------------------------------------------------
             (Address of principal executives offices)   (Zip Code)

      Registrant's telephone number, including area code:  (312) 644-1800
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

          On January 1, 1997, First Commonwealth, Inc., a Delaware corporation (the "Registrant"), acquired (the "Acquisition") all of the issued and outstanding capital stock (the "Champion Shares") of Champion Dental Services, Inc., a Missouri corporation ("Champion"), pursuant to a Stock Purchase Agreement, dated as of October 2, 1996 (the "Purchase Agreement"), among the Registrant, Champion, Group Health Plan, Inc., a Missouri corporation ("Stockholder") and Coventry Corporation, a Delaware corporation ("Parent"). Champion had been engaged in the dental care management business and will continue to conduct such business under ownership of the Registrant.

          The Acquisition was completed through a taxable acquisition of stock for cash. The purchase price for the Champion Shares was $5,500,000. Such consideration was arrived at through arm's length negotiations between the Stockholder and the Registrant. The source of such funds was cash on hand of the Registrant.

          There are no material relationships between the Registrant or any of the Registrant's affiliates, any director or officer of Registrant, or any associate of any such director or officer, on the one hand, and Champion, Stockholder and Parent, on the other hand.

          Additional information concerning the Acquisition is also contained in the Purchase Agreement, a copy of which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------

     The Registrant has determined that it is impracticable at this time to provide the financial statements of Champion that may be required, if any. If required, the Registrant will file such financial statements under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the due date hereof.

(b)  Pro Forma Financial Information
     -------------------------------

     The Registrant has determined that it is impracticable at this time to provide the pro forma financial information that may be required, if any. If required, the Registrant will file such pro forma financial information under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the due date hereof.

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(c)  Exhibits
     --------

     2.1 Stock Purchase Agreement, dated October 2, 1996, by and among the Registrant, Champion, Stockholder and Parent, is hereby incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

    99.1   Press Release of Registrant, dated January 2, 1997

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 1997                FIRST COMMONWEALTH, INC.
                                      (Registrant)


                                      By:  /s/ Christopher C. Multhauf
                                           ------------------------------------
                                           Christopher C. Multhauf
                                           Chairman and Chief Executive Officer

                                      -4-
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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------


    2.1 Stock Purchase Agreement, dated October 2, 1996, by and among the Registrant, Champion, Stockholder and Parent, is hereby incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

   99.1        Press Release of Registrant, dated January 2, 1997

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